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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K




                                CURRENT REPORT

    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                April 13, 1999


                                PROLOGIS TRUST
            (Exact name of registrant as specified in its charter)



       Maryland                        01-12846                  74-2604728
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
    of incorporation)                                       Identification No.)


        14100 East 35th Place                                        80011
         Aurora, Colorado                                         (Zip Code)
(Address of principal executive offices)



      Registrant's telephone number, including area code: (303) 375-9292


                                Not Applicable
         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     This Current Report on Form 8-K is being filed by ProLogis Trust ("ProLogis") to provide consolidated financial statements of Meridian Industrial Trust, Inc. ("Meridian") as of December 31, 1998 and 1997 together with report of independent public accountants. On March 30, 1999, Meridian was merged with and into ProLogis.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) Financial Statements:

               None

        (b) Pro Forma Financial Information:

               None

        (c) Exhibits:

            23.1 Consent of Arthur Andersen LLP

            99.1 Consolidated Financial Statements of Meridian Industrial Trust,
                 Inc. as of December 31, 1998 and 1997 together with report of independent public accountants.

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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 PROLOGIS TRUST



                                       By:/s/  Walter C. Rakowich
                                          ------------------------------
                                               Walter C. Rakowich
                                             Managing Director and
                                            Chief Financial Officer
                                          (Principal Financial Officer)




Date:  April 13, 1999                  By:/s/  Shari J. Jones
                                          ------------------------------
                                               Shari J. Jones
                                               Vice President
                                          (Principal Accounting Officer)


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